UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2026

ENvue Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36445	01-0801232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

969 Pruitt Ave Tyler, Texas	77569
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 747-2151

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FEED	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 14, 2026, ENvue Medical, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). The final voting results of the Special Meeting are set forth below. Stockholders voted on the following proposals:

Proposal No. 1: Reverse Stock Split Proposal

The stockholders voted to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect, at the discretion of the Company’s Board of Directors (the “Board”) but prior to the one-year anniversary of the Special Meeting, a reverse stock split of all of the outstanding shares of the Company’s common stock, at a ratio in the range of 1-for-2 to 1-for-50, with such ratio to be determined by the Board in its discretion and included in a public announcement. The votes were as follows (including shares of preferred stock eligible to vote, on an as converted basis):

For	Against	Abstain
3,847,974	1,062,981	19,288

Proposal No. 2: Adjournment Proposal

The stockholder voted to approve an adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of any one or more of the proposals presented at the Special Meeting (the “Adjournment Proposal”). The votes were as follows (including shares of preferred stock eligible to vote, on an as converted basis):

For	Against	Abstain
4,199,681	594,319	136,243

Although the Adjournment Proposal received sufficient votes to be approved, no motion to adjourn the Special Meeting was made because the adjournment of the Special Meeting was determined not to be necessary or appropriate.

The results reported above are final voting results. No other matters were considered or voted upon at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2026	ENVUE MEDICAL, INC.

	By:	/s/ Doron Besser, M.D.
	Name:	Doron Besser, M.D.
	Title:	Chief Executive Officer